SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-12

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:


       2) Form, Schedule or Registration Statement No.:


       3) Filing Party:


       4) Date Filed:

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070
                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 2007

                               ------------------

To the Shareholders of
THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Global Gold, Natural Resources & Income Trust (the "Fund") will be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 14, 2007, at 12:30 p.m., for the following purposes:

      1. To elect three (3) Trustees of the Fund, to be elected by the holders of the Fund's Common Shares (PROPOSAL 1); and

      2. To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

      These items are discussed in greater detail in the attached Proxy
Statement.

      The close of business on March 12, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.


                                          By Order of the Board of Trustees,


                                          JAMES E. MCKEE
                                          SECRETARY
April 2, 2007

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2. JOINT  ACCOUNTS: Either   party  may  sign, but  the  name of the party
         signing should conform exactly to the name shown in the registration.

      3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


           REGISTRATION                                  VALID SIGNATURE

           CORPORATE ACCOUNTS

           (1) ABC Corp.                                 ABC Corp.
           (2) ABC Corp.                                 John Doe, Treasurer
           (3) ABC Corp.
               c/o John Doe, Treasurer                   John Doe
           (4) ABC Corp., Profit Sharing Plan            John Doe, Trustee

           TRUST ACCOUNTS

           (1) ABC Trust                                 Jane B. Doe, Trustee
           (2) Jane B. Doe, Trustee
               u/t/d 12/28/78                            Jane B. Doe

           CUSTODIAN OR ESTATE ACCOUNTS

           (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA John B. Smith
           (2) John B. Smith, Executor
               Estate of Jane Smith John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

     Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 2007

                                   ----------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Gabelli Global Gold, Natural Resources & Income Trust (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 14, 2007, at 12:30 p.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 2, 2007.

     In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of American Stock Transfer & Trust Company ("AST"), the Fund's transfer agent, and affiliates of AST or other representatives of the Fund also may solicit proxies by telephone, telegraph, Internet, or in person. In addition, the Fund has retained The Altman Group, Inc. to assist in the solicitation of proxies for a minimum fee of $2,500 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

     THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE FUND AT 800-422-3554, OR VIA THE INTERNET AT WWW.GABELLI.COM.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Trustees listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     The close of business on March 12, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     Each Shareholder is entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held. On the record date, there were 18,011,548 common shares, par value $0.001 per share (the "Common Shares" or the "Shares"), outstanding.

     As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding Common Shares.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL                      COMMON SHAREHOLDERS
1.  Election and              Common Shareholders
    Confirmation              vote to elect three Trustees:
    of Trustees               Mario d'Urso,
                              Vincent D. Enright, and
                              Michael J. Melarkey

2.  Other Business

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

               PROPOSAL 1: TO ELECT THREE (3) TRUSTEES OF THE FUND

     NOMINEES  FOR THE BOARD OF TRUSTEES

     The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Mario d'Urso, Vincent D. Enright, and Michael J. Melarkey have each been nominated by the Board of Trustees for a three-year term to expire at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Trustees of the Fund has served in that capacity since the February 14, 2005 organizational meeting of the Fund with the exception of Mr. Salibello, who became a Trustee of the Fund on November 16, 2005. All of the Trustees of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

NOMINEES TO SERVE UNTIL 2010 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Mario d'Urso
Vincent D. Enright
Michael J. Melarkey

TRUSTEES SERVING UNTIL 2009 ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------------------------
James P. Conn
Salvatore M. Salibello
Anthonie C. van Ekris

TRUSTEES SERVING UNTIL 2008 ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------------------------
Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Salvatore J. Zizza

     Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS
      Set forth in the table below are the existing Trustees and Nominees for election to the Board of the Fund and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years, and other directorships (excluding other funds managed by the Adviser), if any.





                                 TERM OF                                                                              NUMBER OF
                               OFFICE AND                                                                           PORTFOLIOS IN
NAME, POSITION(S)               LENGTH OF                                                                            FUND COMPLEX
   ADDRESS(1)                     TIME      PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIPS           OVERSEEN
    AND AGE                     SERVED(2)   DURING PAST FIVE YEARS                       HELD BY TRUSTEE              BY TRUSTEE
    -------                     --------    ----------------------                       ---------------              ----------
INTERESTED TRUSTEE/NOMINEE(3):
SALVATORE M. SALIBELLO        Since 2005**  Certified Public Accountant and                     --                           3
Trustee                                     Managing Partner of the certified public
Age: 61                                     accounting firm of Salibello & Broder LLP

INDEPENDENT TRUSTEES/NOMINEES:

ANTHONY J. COLAVITA           Since 2005*** Partner in the law firm of Anthony J.               --                          34
Trustee                                     Colavita, P.C.
Age: 71

JAMES P. CONN                 Since 2005**  Former Managing Director and Chief           Director of                        15
Trustee                                     Investment Officer of Financial              First Republic Bank
Age: 69                                     Security Assurance Holdings Ltd.             (banking)
                                            (insurance holding company)
                                            1992-1998)

MARIO D'URSO                   Since 2005*  Chairman of Mittel Capital Markets                   --                          4
Trustee                                     S.p.A. since 2001; Senator in the Italian
Age: 66                                     Parliament (1996-2001)

VINCENT D. ENRIGHT             Since 2005*  Former Senior Vice President and                     --                         13
Trustee                                     Chief Financial Officer of KeySpan
Age: 63                                     Energy Corp. (utility holding company)
                                            (1994-1998)

FRANK J. FAHRENKOPF, JR.      Since 2005*** President and Chief Executive Officer        Director of First Republic Bank     5
Trustee                                     of the American Gaming Association;          (banking)
Age: 67                                     Co-Chairman of the Commission on
                                            Presidential Debates; Chairman of the
                                            Republican National Committee
                                            (1983-1989)

MICHAEL J. MELARKEY            Since 2005*  Partner in the law firm of Avansino,         Director of Southwest Gas           4
Trustee                                     Melarkey, Knobel & Mulligan                  Corporation (natural gas utility)
Age: 57

ANTHONIE C. VAN EKRIS         Since 2005**  Chairman of BALMAC International, Inc.               --                         17
Trustee                                     (commodities and futures trading)
Age: 72

SALVATORE J. ZIZZA            Since 2005*** Chairman of Zizza & Co., Ltd. (consulting)   Director of Hollis-Eden            25
Trustee                                                                                  Pharmaceuticals
 Age: 61                                                                                 (biotechnology) and
                                                                                         Earl Scheib, Inc.
                                                                                         (automotive services)

                                 TERM OF
                               OFFICE AND
NAME, POSITION(S)               LENGTH OF
   ADDRESS(1)                     TIME      PRINCIPAL OCCUPATION(S)
    AND AGE                     SERVED(2)   DURING PAST FIVE YEARS
    -------                     --------    ----------------------
OFFICERS:
BRUCE N. ALPERT                Since 2005   Executive Vice President and Chief
President                                   Operating Officer of Gabelli Funds, LLC
Age: 55                                     since 1988; Director and President
                                            of Gabelli Advisers, Inc. since 1998;
                                            Officer of all registered investment
                                            companies in the Gabelli Funds complex.

CARTER W. AUSTIN               Since 2005   Vice President of the Fund since
Vice President                              2005; Vice President of The Gabelli
Age: 40                                     Equity Trust Inc. since 2000, The Gabelli
                                            Dividend & Income Trust since 2003, and The
                                            Gabelli Global Deal Fund since 2007;
                                            Vice President of Gabelli Funds, LLC
                                            since 1996.

PETER D. GOLDSTEIN             Since 2005   Director of Regulatory Affairs for
Chief Compliance Officer                    GAMCO Investors, Inc. since 2004;
Age: 53                                     Chief Compliance Officer of all
                                            registered investment companies in
                                            the Gabelli Funds complex; Vice
                                            President of Goldman Sachs Asset
                                            Management from 2000-2004.

MOLLY A.F. MARION              Since 2005   Ombudsman of the Fund since
Assistant Vice President and                2005; Assistant Vice President of GAMCO
Ombudsman                                   Investors, Inc. since 2006; Assistant
Age: 53                                     Portfolio Manager of Gabelli Fixed
                                            Income LLC from 1994-2004.

JAMES E. MCKEE                 Since 2005   Vice President, General Counsel and
Secretary                                   Secretary of GAMCO Investors, Inc.
Age: 43                                     since 1999 and GAMCO Asset Management Inc.
                                            since 1993; Secretary of all registered
                                            investment companies advised by Gabelli
                                            Advisers, Inc. and Gabelli Funds, LLC.

AGNES MULLADY                  Since 2006   Officer of all registered investment
Treasurer                                   companies  in the Gabelli Funds
Age: 48                                     complex; Vice President of Gabelli
                                            Funds, LLC since 2007; Senior Vice
                                            President of U.S. Trust Company, N.A.
                                            and Treasurer and Chief Financial Officer
                                            of Excelsior Funds from 2004-2005; Chief
                                            Financial Officer of AMIC Distribution
                                            Partners from 2002-2004; Controller of
                                            Reserve Management, Inc. and Reserve Partners,
                                            Inc. and Treasurer of Reserve Funds from 2000-2002.

------------
  1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
  2 The Fund's Board of Trustees is divided into three classes, each class having a term of three years.
    Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.
  3 "Interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
    Mr. Salibello may be considered an "interested person" of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.
  * Nominee to serve, if elected, until the Fund's 2010 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
 ** Term continues until the Fund's 2009 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
*** Term continues until the Fund's 2008 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

     BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE
     Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and Nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee and Nominee for election as Trustee.

   NAME OF TRUSTEE/NOMINEE            DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
                                         SECURITIES HELD                       SECURITIES HELD
                                          IN THE FUND*(1)                   IN FUND COMPLEX*(1)(2)

INTERESTED TRUSTEE/NOMINEE:

Salvatore M. Salibello                           A                                     E

INDEPENDENT TRUSTEES/NOMINEES:

Anthony J. Colavita**                            A                                     E

James P. Conn                                    E                                     E

Mario d'Urso                                     C                                     E

Vincent D. Enright                               A                                     E

Frank J. Fahrenkopf, Jr.                         A                                     B

Michael J. Melarkey                              A                                     E

Anthonie C. van Ekris**                          D                                     E

Salvatore J. Zizza                               A                                     E

--------------------------
*   Key to Dollar Ranges
    A.   None
    B.   $1 - $10,000
    C.   $10,001 - $50,000
    D.   $50,001 - $100,000
    E.   Over $100,000
    All shares were valued as of December 31, 2006.
**  Messrs. Colavita and van Ekris each beneficially own less than 1% of the common stock of The LGL Group, Inc., having a value of $9,338 and $11,200, respectively, as of December 31, 2006. Mr. van Ekris beneficially owns less than 1% of the common stock of Lynch Interactive Corporation, having a value of $74,400 as of December 31, 2006.
    The LGL Group, Inc. and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.
(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2006.
    "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934,
    as amended (the "1934 Act").
(2) The "Fund Complex" includes all the funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

      Set forth in the table below is the amount of shares beneficially owned by each Trustee of the Fund.

                                              AMOUNT AND NATURE OF                 PERCENT OF SHARES
Name of Trustee/Nominee                     Beneficial Ownership (1)                Outstanding (2)
----------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE/NOMINEE:

      Salvatore M. Salibello                           0                                     *

 INDEPENDENT TRUSTEES/NOMINEES:

      Anthony J. Colavita                              0                                     *
      James P. Conn                                  5,000                                   *
      Mario d'Urso                                   1,000                                   *
      Vincent D. Enright                               0                                     *
      Frank J. Fahrenkopf, Jr.                         0                                     *
      Michael J. Melarkey                              0                                     *
      Anthonie C. van Ekris                          2,300                                   *
      Salvatore J. Zizza                               0                                     *

--------------------------
(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2006.
    "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act.
(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.

     The Fund pays each Trustee who is not affiliated with the Adviser or its affiliates a fee of $3,000 per year plus $1,000 per meeting attended in person and $500 per telephonic meeting or Committee meeting, together with the Trustee's actual out-of-pocket expenses relating to his attendance at such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to the Trustees during the fiscal year ended December 31, 2006 amounted to $68,500. During the fiscal year ended December 31, 2006, the Trustees of the Fund met five times, one of which was a special meeting of Trustees. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

AUDIT COMMITTEE REPORT
     The role of the Fund's Audit Committee (the "Audit Committee") is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund's financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on February 22, 2007.

     Pursuant to the Charter, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm, and overseeing the Fund's internal controls. The Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as
representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

     In performing its oversight function, at a meeting held on February 20, 2007, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2006, and discussed the audit of such financial statements with the independent registered public accounting firm.

     In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

      As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

     The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Trustees that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2006.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF TRUSTEES

      Salvatore J. Zizza, Chairman
      Vincent D. Enright
      Frank J. Fahrenkopf, Jr.

      February 22, 2007

     The Audit Committee met twice during the fiscal year ended December 31, 2006. The Audit Committee is composed of three of the Fund's independent
Trustees (as such term is defined by the American Stock Exchange's listing standards (the "Amex Listing Standards")), namely Messrs. Enright, Fahrenkopf, and Zizza. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate.

     NOMINATING  COMMITTEE

     The Board of Trustees has a Nominating Committee composed of three independent Trustees (as such term is defined by the Amex Listing Standards), namely Messrs. Colavita, Melarkey, and Zizza. The Nominating Committee met once during the fiscal year ended December 31, 2006. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

      o The name of the shareholder and evidence of the shareholder's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;
      o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Fund, and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and
      o If requested by the Nominating Committee, a completed and signed trustees' questionnaire.

     The shareholder recommendation and information described above must be sent to James E. McKee, the Fund's Secretary, c/o Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Fund's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

     The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees' oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Nominating
Committee also seeks to have the Board of Trustees represent a diversity of backgrounds and experience.

     The Fund's Board adopted a Nominating Committee Charter on February 14, 2005. The charter can be found on the Fund's website at www.gabelli.com.

OTHER BOARD-RELATED MATTERS
     The Board of Trustees has established the following procedures in order to facilitate communications between the Board and the shareholders of the Fund and other interested parties.

RECEIPT OF COMMUNICATIONS

     Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may send an e-mail to gabellifundsboard@gabelli.com.

FORWARDING THE COMMUNICATIONS

     All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

     The Fund does not expect Trustees or Nominees for election as Trustee to attend the Annual Meeting of Shareholders.

      The following table sets forth certain information regarding the compensation of the Fund's Trustees and officers for the fiscal year ended December 31, 2006. Ms. Marion is employed by the Fund and is not employed by the Adviser (although she may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

                               COMPENSATION TABLE
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006

                                                                             AGGREGATE COMPENSATION FROM
                                             AGGREGATE COMPENSATION            THE FUND AND FUND COMPLEX
Name of Person and Position                       from the Fund             Paid to Trustees and Officers*
----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES/NOMINEES:
SALVATORE M. SALIBELLO                            $7,500                             $33,000     (3)
Trustee

INDEPENDENT TRUSTEES/NOMINEES:
ANTHONY J. COLAVITA                               $7,500                             $199,383    (34)o
Trustee

JAMES P. CONN                                     $7,500                             $88,500     (14)
Trustee

MARIO D'URSO                                      $7,000                             $32,000     (3)
Trustee

VINCENT D. ENRIGHT                                $8,500                             $77,883     (14)o
Trustee

FRANK J. FAHRENKOPF, JR.                          $7,500                             $60,000     (5)
Trustee

MICHAEL J. MELARKEY                               $7,000                             $32,500     (3)
Trustee

ANTHONIE C. VAN EKRIS                             $7,500                             $95,383     (18)o
Trustee

SALVATORE J. ZIZZA                                $8,500                             $139,383    (25)o
Trustee

OFFICER:
MOLLY A.F. MARION                                 $115,000                           $115,000    (1)
Assistant Vice President and Ombudsman
------------------

* Represents the total compensation paid to such persons during the fiscal year ended December 31, 2006 by investment companies
  (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.
o Includes compensation for serving as a Trustee of Ned Davis Research Funds, Inc., which was liquidated on February 10, 2006.

REQUIRED VOTE
      The election of each of the listed Nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the Shares of the Fund represented at the Meeting if a quorum is present.

     THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2007. PricewaterhouseCoopers acted as the Fund's independent registered public accounting firm for the fiscal year ended December 31, 2006. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.
     Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the Fund's fiscal years ended December 31, 2005 and 2006, respectively.


  FISCAL YEAR ENDED              AUDIT-RELATED                   ALL
  DECEMBER 31  AUDIT FEES*           FEES        TAX FEES**   OTHER FEES
------------------------------------------------------------------------
  2005           $69,000               --        $10,880             --
  2006           $45,500               --         $3,100             --
----------
* Includes non-recurring fees billed by PricewaterhouseCoopers to the Fund in connection with the initial offering of Common Shares of the Fund during 2005.
** Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund's income tax returns.

     The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund's Adviser and service providers controlling, controlled by, or under common control with the Fund's Adviser ("affiliates") that provide on-going services to the Fund (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2005 and December 31, 2006 were pre-approved by the Audit Committee.

     For the fiscal year ended December 31, 2006, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Fund.

THE INVESTMENT ADVISER AND ADMINISTRATOR
     Gabelli Funds, LLC is the Fund's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange and to furnish the Fund with copies of all
Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it received for the fiscal year ended December 31, 2006, the Fund believes that during that period such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS
     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The affirmative vote of a plurality of votes cast for each Nominee by the shareholders entitled to vote for a particular Nominee is necessary for the election of a Trustee. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

     Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report dated June 30, 2007.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2008 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 17, 2007. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                       This Page Left Blank Intentionally.

                                                                   GGN-PS-2007

[GRAPHIC OMITTED]
GABELLI FUNDS

                        ANNUAL MEETING OF SHAREHOLDERS OF



                            THE GABELLI GLOBAL GOLD,
                        NATURAL RESOURCES & INCOME TRUST

                                  MAY 14, 2007

              Please vote, date, sign and promptly mail your proxy
                         card in the envelope provided.

[GRAPHIC OMITTED]
     Please detach along perforated line and mail in the envelope provided. [GRAPHIC OMITTED]


20300000000000000000 5 051407
--------------------------------------------------------------------------------
    PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ---
                                                   X
                                                  ---
--------------------------------------------------------------------------------

1. To elect three (3) Trustees of the Fund:

                                        NOMINEES:
-----                                0 Mario d'Urso
        FOR ALL NOMINEES             0 Vincent D. Enright
-----                                0 Michael J. Melarkey

-----  WITHHOLD AUTHORITY
       FOR ALL NOMINEES
-----

-----  FOR ALL EXCEPT
       (See instructions below)
-----

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: 0
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
------

------
--------------------------------------------------------------------------------

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEE AND IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF PROPOSAL 1.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS
CARD.

                         _____________         __________________
Signature of Shareholder _____________   Date: __________________

                         _____________         __________________
Signature of Shareholder _____________   Date: __________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned to vote on behalf of the undersigned all shares of The Gabelli Global Gold, Natural Resources & Income Trust (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 14, 2007 at 12:30 p.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
COMMENTS:


--------------------------------------------------------------------------------
                                                                           14475